UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): April 29, 2005


                               KEYSPAN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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                 (State or Other Jurisdiction of Incorporation)


     1-14161                                              11-3431358
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(Commission File Number)                       (IRS Employer Identification No.)

175 East Old Country Road, Hicksville, New York                   11801
 One MetroTech Center, Brooklyn, New York                         11201
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(Address of Principal Executive Offices)                        (Zip Code)

                           (631) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Cautionary Language Concerning Forward-Looking Statements

Certain statements contained herein are forward-looking statements, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Among the factors  that could cause  actual  results to differ  materially  are:
general economic conditions, especially in the Northeast United States; available sources and cost of fuel; volatility of energy prices in a deregulated market environment as well as in the source of natural gas and fuel used to generate electricity; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; federal and state regulatory initiatives that increase competition, threaten cost and investment recovery, and impact rate structures; our ability to successfully reduce our cost structures; implementation of new accounting standards; the degree to which the we develop unregulated business ventures; as well as federal and state regulatory policies affecting our ability to retain and operate those business ventures; our ability to identify and make complementary acquisitions, as well as the successful integration of those acquisitions; inflationary trends and interest rates; and risks detailed from time to time in reports filed by us with the Securities and Exchange Commission.



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




Item 2.02         Results of Operations and Financial Condition
---------------------------------------------------------------

On April 29, 2005, the Company issued a press release concerning, among other things, its consolidated earnings for the period ended March 31, 2005. The Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company will also host an earnings conference call at 10:30 A.M.EST on April 29, 2005 to discuss its consolidated earnings for the period ended March 31, 2005. The script of the earnings conference call is attached hereto as Exhibit
99.2 and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits
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(c) Exhibits.

                  99.1     Press Release of the Company dated April 29, 2005.

                  99.2     Script of Earnings Conference Call.











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




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    KEYSPAN CORPORATION

Dated: April 29, 2005                       By:         /s/Gerald Luterman
                                                          Gerald Luterman
                                                    Executive Vice President &
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.             Exhibit                                          Page
-----------             -------------------------------------          --------

99.1                    Press Release dated April 29, 2005.                6

99.2                    Script of Earnings Conference Call.               12









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